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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2001

                            GREKA ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


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
         Colorado                                     0-20760                                     84-1091986
(State or other jurisdiction                        (Commission                                 (IRS Employer
       of incorporation)                            File Number)                              Identification No.)
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630 Fifth Avenue, Suite 1501, New York, NY                           10111
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (212) 218-4680


                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 25, 2001, Greka Energy Corporation engaged Hein + Associates LLP to replace Arthur Andersen LLP as their independent public accountants to audit their consolidated financial statements for the year ending December 31, 2001. Arthur Andersen LLP resigned its engagement on May 18, 2001. Our Board of Directors approved the change in independent accountants.

         The independent auditor's reports of Arthur Andersen LLP on our financial statements for the two fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

         During our two most recent fiscal years and through the date of Arthur Andersen LLP ceasing its engagement we did not have any disagreements with Arthur Andersen LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the subject matter thereof in connection with their independent auditor's report.

         Greka has not, during its two most recent fiscal years and any subsequent interim periods prior to engaging the new accountant, consulted the newly engaged accountant regarding:

         (i) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

         (ii) Any matter that was either the subject of a disagreement or a reportable event.

         The letter of Arthur Andersen LLP to the SEC concerning its agreement with the statements about them in this report is furnished as Exhibit 16.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibit is furnished as part of this report:

         Exhibit No.                         Description

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated, June 6, 2001


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 5, 2001           GREKA ENERGY CORPORATION.


                                       By: /s/ Randeep S. Grewal
                                           ------------------------------------
                                           Randeep S. Grewal
                                           Chairman and Chief Executive Officer

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                               INDEX TO EXHIBITS



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
         EXHIBIT
         NUMBER                              DESCRIPTION
         -------                             -----------

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated, June 6, 2001
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